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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  December 15, 1999

                                  MAXXAM INC.

            (Exact name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

                                    1-3924

                           (Commission File Number)

                                  95-2078752
                    (I.R.S. Employer Identification Number)

                          5847 SAN FELIPE, SUITE 2600
                                HOUSTON, TEXAS

                   (Address of Principal Executive Offices)

                                     77057

                                  (Zip Code)

      Registrant's telephone number, including area code:  (713) 975-7600

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ITEM 5.  OTHER EVENTS

      On December 15, 1999, the Board of Directors of MAXXAM Inc. ("MAXXAM") declared a distribution to its stockholders consisting of (i) one Series A Preferred Stock Purchase Right (a "Series A Right") for each outstanding share of MAXXAM Class A $.05 Non-Cumulative Participating Convertible Preferred Stock ("Class A Preferred Stock") and (ii) one Series B Preferred Stock Purchase Right (a "Series B Right") for each outstanding share of MAXXAM Common Stock (the Common Stock and the Class A Preferred Stock being herein referred to collectively as the "Stock," and the Series A Rights and Series B Rights being herein referred to collectively as the "Rights"). The Rights are being distributed to stockholders of record at the close of business on December 29, 1999, and are designed to encourage potential bidders to negotiate with the MAXXAM Board of Directors prior to attempting a takeover of the company, and to discourage coercive takeover tactics that may not be in the best interests of MAXXAM and its stockholders.

      Each Series A Right entitles the registered holder to purchase from MAXXAM, after the Distribution Date (as defined below) one share of Class A Preferred Stock at a Purchase Price of $165, subject to adjustment, and each Series B Right entitles the registered holder to purchase from MAXXAM, after the Distribution Date, one one-hundredth of a share of MAXXAM's Class B Junior Participating Preferred Stock, par value $.50 per share (the "Junior Preferred Stock"), at a Purchase Price of $165, subject to adjustment. The Junior Preferred Stock has a variety of rights and preferences, including 100 votes per share. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between MAXXAM and American Stock Transfer & Trust Company, as Rights Agent. Capitalized terms used in this summary without definition have the meanings assigned in the Rights Agreement.

      Initially, the Rights will be attached to all Class A Preferred Stock and Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Stock, and a "Distribution Date" will occur, upon the earlier of (i) 10 days following the date (the "Stock Acquisition Date") of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock or (ii) 10 business days (or such later date as may be determined by the MAXXAM Board of Directors) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the outstanding shares of Common Stock. Notwithstanding the foregoing, any person or group of affiliated or associated persons who is presently the beneficial owner of at least 15% of the outstanding Common Stock will not be deemed to be an Acquiring Person unless such person or group shall become the beneficial owner of additional shares of Common Stock (other than (x) through the exercise of any outstanding options, or the issuance by the Company of any options, stock appreciation rights or other securities exercisable for or convertible into stock (or the exercise of any such options, rights or other securities), (y) as a result of any dividend of the Company payable in stock or securities convertible into or exercisable for stock or (z) as a result of certain acquisitions of beneficial ownership of no more than 10,000 shares of Common Stock in any single calendar year, provided that none of such shares are owned directly by such person or nominees for such person). In addition, no person who is a member of a group whose members presently beneficially own an aggregate of 15% or more of the outstanding Common Stock, nor any person who shall hereafter become a member of such group, shall be deemed to be an Acquiring Person unless (x) the aggregate number of shares of outstanding Common Stock beneficially owned by such group shall hereafter increase (other than (A) through the exercise of any outstanding options, or the issuance by the Company of any options, stock appreciation rights or other securities exercisable for or convertible into stock (or the exercise of any such options, rights or other securities), (B) as a result of any dividend of the Company payable in stock or securities convertible into or exercisable for stock, or (C) as a result of certain acquisitions of beneficial ownership of no more than 10,000 shares of Common Stock in any single calendar year, provided that none of such shares are owned directly by any member of such group or nominees for any such member), or (y) there shall no longer be at least one member of such group who was a member of such group on the date hereof. In addition, persons will not become Acquiring Persons if they have obtained the authorization of the Board of Directors to an acquisition.

      Until the Distribution Date, (i) the Rights will be evidenced by the certificates for Stock and will be transferred with and only with such certificates, (ii) new certificates issued after December 29, 1999 will contain a notation incorporating the Rights Agreement by reference, and (iii) the transfer of any certificates for outstanding Stock will also constitute the transfer of the Rights associated with the Stock represented by such certificates. Pursuant to the Rights Agreement, MAXXAM reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Class A Preferred Stock or Junior Preferred Stock will be issued.

      The Rights are not exercisable until the Distribution Date and will expire at the close of business on December 11, 2009 (the "Final Expiration Date"), unless earlier redeemed by MAXXAM as described below.

      As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Stock as of the close of business on the Distribution Date and, following the Distribution Date, the separate Rights Certificates alone will represent the Rights. Except in certain circumstances specified in the Rights Agreement or as otherwise determined by the Board of Directors, only shares of Stock issued prior to the Distribution Date will be issued with Rights.

      In the event that, among other things, (i) a person becomes an Acquiring Person (except pursuant to (x) to an offer for all outstanding shares of Common Stock which at least a majority of the members of the Board of Directors determines to be fair to and otherwise in the best interests of MAXXAM and its stockholders or (y) an all-cash tender offer for all outstanding shares pursuant to which such person acquires shares which, together with the shares then owned by such person, represent at least 85% of the total voting power of the Company), (ii) MAXXAM is the surviving corporation in a merger with an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) and its capital stock is not changed or exchanged, (iii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or (iv) during such time as there is an Acquiring Person, there shall be a reclassification (including any reverse stock split) of securities or a recapitalization or reorganization of MAXXAM or other transaction or series of transactions involving MAXXAM which results in such Acquiring Person's ownership interest being increased by more than 1%, each holder of a Right will following the first occurrence of any such events have the right (in lieu of the right described in the first sentence of the second paragraph of this Item 5) to receive, upon exercise, (i) in the case of the Series A Rights, Class A Preferred Stock (or, in certain circumstances cash, property or other securities of MAXXAM) having a value equal to two times the exercise price of the Series A Rights, and (ii) in the case of the Series B Rights, Common Stock (or, in certain circumstances, cash, property or other securities of MAXXAM) having a value equal to two times the exercise price of the Series B Rights. Notwithstanding any of the foregoing, from and after the first occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the events set forth above until such time as the Rights are no longer redeemable by MAXXAM as set forth below.

      For example, at an exercise price of $165 per Series A Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $330 worth of Class A Preferred Stock (or other consideration, as noted above) for $165. Assuming that the Class A Preferred Stock had a per share value of $55 at such time, the holder of each valid Series A Right would be entitled to purchase 6 shares of Class A Preferred Stock for $165. Similarly, at an exercise price of $165 per Series B Right, each Series B Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $330 worth of Common Stock (or other consideration, as noted above) for $165. Assuming that the Common Stock had a per share value of $55 at such time, the holder of each valid Series B Right would be entitled to purchase 6 shares of Common Stock for $165. The Board of Directors, in its discretion, may determine that part or all of the Purchase Price may be paid in consideration other than cash. In addition, under certain circumstances, the Board of Directors is authorized to exchange all outstanding and exercisable Rights for Stock, at an exchange ratio of one share of Class A Preferred Stock per Series A Right and one share of Common Stock per Series B Right (in each case subject to adjustment).

      In the event that, at any time following the Stock Acquisition Date, (i) MAXXAM is acquired in a merger or other business combination transaction (other than a merger described in clause (ii) of the second preceding paragraph or a merger which follows an offer described in clause (i) of the second preceding paragraph), or (ii) 50% or more of MAXXAM's assets or earning power is sold or transferred, each holder of a Series A Right (except Series A Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, preferred stock of the acquiring company having terms substantially equivalent to the Class A Preferred Stock and having a value equal to two times the exercise price of the Series A Right and each holder of a Series B Right (except Series B Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Series B Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

      The Purchase Price payable, and the number of shares of Class A Preferred Stock, the number of one one-hundredths of a share of Junior Preferred Stock or the amount of other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Class A Preferred Stock or the Junior Preferred Stock, (ii) if holders of the Class A Preferred Stock or the Junior Preferred Stock are granted certain rights or warrants to subscribe for Class A Preferred Stock or the Junior Preferred Stock or convertible securities at less than the current market price of the Class A Preferred Stock or the Junior Preferred Stock, or (iii) upon the distribution to holders of the Class A Preferred Stock or the Junior Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above). Following the occurrence of a Triggering Event, similar adjustments will be made to reflect dividends, distributions, subdivisions, combinations, reclassifications or the granting of certain rights or warrants with respect to the Class A Preferred Stock, the Common Stock or the capital stock of an acquiring company, as the case may be. In addition, prior to the Distribution Date, certain adjustments will also be made in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Stock. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. MAXXAM is not required to issue fractional shares of Class A Preferred Stock, or fractional shares of Junior Preferred Stock that are not integral multiples of one one-hundredth of a share, and, in lieu thereof, an adjustment in cash may be made based on the market price of the Class A Preferred Stock or the Junior Preferred Stock on the last trading date prior to the date of exercise.

      At any time until ten days following the Stock Acquisition Date (which period may be adjusted by the Board of Directors; see below), MAXXAM may redeem the Rights in whole, but not in part, at a price of $.01 per Right (payable in cash, Class A Preferred Stock, Common Stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price.

      Until a Right is exercised, the holder thereof, as such, will have no rights as a MAXXAM stockholder, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to MAXXAM, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Class A Preferred Stock, Common Stock (or other consideration) of MAXXAM or for stock of an acquiring company as set forth above.

      Any of the provisions of the Rights Agreement may be amended by the MAXXAM Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity or to correct or supplement any defective or inconsistent provision, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Rights Agreement (including the time period governing redemption); provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable and that amendments after the Distribution Date to lengthen any other time periods can only be made for the benefit of the holders of Rights. Without limiting the generality of the foregoing, the Rights Agreement may be amended to reduce the thresholds described in the second paragraph of this summary to not less than 10%. If, at the time of such reduction, any person beneficially owns shares of Common Stock in excess of the lowered Acquiring Person threshold, such person will not become an Acquiring Person until such person (or its Affiliates or Associates) acquires additional shares of Common Stock (other than (x) through the exercise of any outstanding options, or the issuance by the Company of any options, stock appreciation rights or other securities exercisable for or convertible into stock (or the exercise of any such options, rights or other securities), (y) as a result of any dividend of the Company payable in stock or securities convertible into or exercisable for stock or (z) as a result of certain acquisitions of beneficial ownership of no more than 10,000 shares of Common Stock in any single calendar year, provided that none of such shares are owned directly by such person or nominees for such person).

      A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to this Form 8-K. A copy of the Rights Agreement is available to stockholders free of charge from MAXXAM upon receipt of a written request to MAXXAM Inc., 5847 San Felipe, Suite 2600, Houston, Texas 77057; Attention: Corporate Secretary. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference and prevails in the event of any conflict between such agreement and this summary.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

        *4.1 Rights Agreement ("Rights Agreement") dated as of December 15, 1999, by and between MAXXAM Inc. and American Stock Transfer & Trust Company

        *99.1 Press Release dated December 15, 1999, issued by MAXXAM Inc. in connection with the Rights Agreement

        *99.2 Letter, dated January 14, 2000, sent to MAXXAM Inc. stockholders in connection with the Rights Agreement


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*  included with this filing

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MAXXAM INC.

                                  (Registrant)

Date:  January 14, 2000           By:       /s/ Bernard L. Birkel
                                               Bernard L. Birkel
                                                  Secretary